                         [LETTERHEAD OF FRANCIS & CO.]

                                                                 EXHIBIT 23.4



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-4 of our report dated February 9, 1996, relating to the financial statements of First National Financial Corporation, Albany, Georgia, and to the reference to our Firm under the caption "Experts" in the Prospectus.





/s/ Francis & Co., CPAs
- --------------------------------
Atlanta, Georgia
June 10, 1996